UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240. 14a-12

SOLUNA HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLUNA HOLDINGS, INC.

325 Washington Avenue Extension

Albany, New York 12205

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

A Special Meeting of Stockholders (the “Special Meeting”) of Soluna Holdings, Inc. (the “Company”) will be held on Friday, November 7, 2025, at 10:00 a.m., Eastern Time. The Special Meeting will be held via the internet. Stockholders will be able to listen, vote and ask questions regardless of location via the internet at www.virtualshareholdermeeting.com/SLNH2025SM by using the 16-digit control number included on your proxy card (printed in the box and marked by the arrow) and the instructions that accompanied your proxy materials. You will not be able to attend the Special Meeting in person. The Special Meeting is being held for the purposes of:

1.	To approve an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock of the Company, par value $0.001 per share (the “common stock”), authorized for issuance thereunder from 75,000,000 shares to 375,000,000 shares; and

2.	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the amendment to the Articles.

Only holders of record of our common stock at the close of business on October 1, 2025 will be entitled to attend and vote at the Special Meeting. The proxy materials will be furnished to the stockholders on or about October 14, 2025.

By Order of the Board of Directors

/s/ Jessica Thomas
Jessica Thomas
Chief Accounting Officer and Secretary

October 14, 2025

Albany, New York

You are cordially invited to attend the virtual Special Meeting of stockholders via live webcast at www.virtualshareholdermeeting.com/SLNH2025SM by entering the 16-digit control number on the proxy card accompanying your proxy materials. Whether or not you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the Special Meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote if you attend the virtual meeting via webcast. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

SOLUNA HOLDINGS, INC.
325 Washington Avenue Extension

Albany, New York 12205
Telephone: (516) 216-9257

PROXY STATEMENT
FOR THE 2025 SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, NOVEMBER 7, 2025

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Soluna Holdings, Inc. (the “Company”) for use at the Special Meeting of the Company’s stockholders to be held on Friday, November 7, 2025, at 10:00 a.m., Eastern Time and at any adjournments thereof (the “Special Meeting”). Whether or not you expect to attend the Special Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about October 14, 2025.

Revocability of Proxy and Solicitation

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy at the Special Meeting. Revocation may be made by attending the Special Meeting in person via attendance at the virtual Special Meeting and voting the shares of stock, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Special Meeting a written notice of revocation or a later-dated, properly executed proxy. We have engaged Alliance Advisors, LLC (“Alliance”) as the proxy solicitor for the Special Meeting. Some of our officers and other employees may also solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

Record Date

Stockholders of record of our common stock at the close of business on October 1, 2025 (the “Record Date”) will be entitled to receive notice of, attend and vote at the Special Meeting.

Action to be Taken Under Proxy

Unless otherwise directed by the giver of the proxy, the person named in the form of proxy, namely, Michael Toporek, will vote:

1.	“FOR” approval of an amendment to the Company’s Articles of Incorporation, as amended (the “Articles”), to increase the number of shares of common stock, par value $0.001 per share (the “common stock”), authorized for issuance thereunder from 75,000,000 shares to 375,000,000 shares (the “Proposal to Increase Authorized Shares”); and

2.	“FOR” approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the amendment to the Articles (the “Adjournment Proposal”).

Vote Required; Quorum; Broker Non-votes

As of the Record Date, there were 64,102,101 shares of common stock issued and outstanding. Holders of our common stock are entitled to one vote for each share of common stock held by them.

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Pursuant to Nevada Revised Statutes (“NRS”) 78.390, as amended effective May 30, 2025, by Assembly Bill No. 239, since the Proposal to Increase Authorized Shares relates solely to an increase in the number of authorized shares of common stock, the holders of the common stock, as the class or series affected by the amendment, must approve the proposed amendment. Under our bylaws (the “Bylaws”), if, on any issue, voting by classes or series is required by the laws of the State of Nevada, at least thirty-three and one-third percent (33 1/3%) of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series. As such, the holders of at least thirty-three and one-third percent (33 1/3%) of the voting power of the outstanding common stock present in person by webcast or represented by proxy (regardless of whether the proxy has authority to vote on all matters) will constitute a quorum at the Special Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record of our common stock who are present at the Special Meeting in person by webcast or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Special Meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this proxy statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board is soliciting your proxy to vote at the Special Meeting. According to our records, you were a common stockholder of the Company as of the end of business on October 1, 2025.

You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement and at any postponements or adjournments of the Special Meeting. Directors, officers and other Company employees also may solicit proxies by telephone or otherwise. Brokers, banks and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. However, you do not need to attend the Special Meeting in person via attendance at the virtual Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card. The Special Meeting will be a virtual meeting of stockholders, and will be held at 10:00 a.m., Eastern Time on Friday, November 7, 2025, via live webcast. For instructions on how to access the live webcast and attend the virtual Special Meeting, see “How do I attend and vote shares at the Special Meeting?”

The Company intends to mail these proxy materials on or about October 14, 2025, to all stockholders of record of our common stock on the Record Date entitled to vote at the Special Meeting.

What am I voting on?

The following matters are scheduled for a vote:

1.	The approval of the Proposal to Increase Authorized Shares; and

2.	The approval of the Adjournment Proposal.

The Board is not currently aware of any other business that will be brought before the Special Meeting.

Who can vote at the Special Meeting?

Only holders of record of our common stock outstanding at the close of business on the Record Date are entitled to vote at the Special Meeting.

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As of the Record Date, we had 64,102,101 shares of common stock outstanding and entitled to vote at the Special Meeting.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares of common stock were registered directly in your name with the Company’s transfer agent, Equiniti Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person by webcast at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on the Record Date, your shares of common stock were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Special Meeting.

Why are you holding a virtual meeting?

To make the Special Meeting accessible and safe to our stockholders, the Special Meeting will be held in a virtual meeting format. We have designed our virtual format to enhance stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of the Special Meeting so they can ask questions of our management. During the Q&A session of the Special Meeting, we may answer questions to the extent relevant to the business of the Special Meeting, as time permits.

How do I attend and vote shares at the special meeting?

The Special Meeting will convene at 10:00 a.m., Eastern Time on November 7, 2025. Attendance at the Special Meeting shall be solely via the Internet at www.virtualshareholdermeeting.com/SLNH2025SM using the 16-digit control number on the proxy card that accompanied your proxy materials. Stockholders will not be able to attend the Special Meeting at a physical location.

The live webcast of the Special Meeting will begin promptly at 10:00 a.m., Eastern Time on November 7, 2025. Online access to the webcast will open approximately 15 minutes prior to the start of the Special Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage our stockholders to access the Special Meeting in advance of the designated start time.

An online portal will be available to our stockholders at www.proxyvote.com commencing approximately on or about October 14, 2025. By accessing this portal, stockholders will be able to vote in advance of the Special Meeting. Stockholders may also vote, and submit questions, during the Special Meeting at www.virtualshareholdermeeting.com/SLNH2025SM. To demonstrate proof of stock ownership, you will need to enter the 16-digit control number received with your proxy card to submit questions and vote at our Special Meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need authorization from your broker or nominee in order to vote.

Even if you plan to attend the live webcast of the Special Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the virtual Special Meeting.

How can I submit a question for the Special Meeting?

By accessing www.virtualshareholdermeeting.com/SLNH2025SM, our stockholders will be able to submit questions in writing in advance of or during the Special Meeting, vote, view the Special Meeting procedures, and obtain copies of proxy materials. Stockholders will need their unique control number which appears on the proxy card (printed in the box and marked by the arrow) and the instructions that accompanied the proxy materials.

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As part of the Special Meeting, we will hold a live question and answer session, during which we intend to answer questions in accordance with the Special Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. To promote fairness, efficiently use the Company’s resources, and ensure all stockholder questions are able to be addressed, we will respond to no more than three questions from a single stockholder. We have retained Broadridge Financial Solutions (“Broadridge”) to host our virtual Special Meeting and to distribute proxies and receive, count and tabulate votes.

Can I view the proxy materials over the Internet?

Yes. This proxy statement and the accompanying proxy card are available at www.proxyvote.com.

How do I vote?

You may vote “FOR,” “AGAINST” or abstain from voting on each proposal.

If you are a stockholder of record of our common stock, you may vote by proxy in any of the following ways:

●	By Internet or Telephone — If you have internet or telephone access, you may submit your proxy by following the voting instructions on the proxy card. If you vote by internet or telephone, you should not return your proxy card.

●	By Mail — You may vote by mail by completing, dating and signing your proxy card and mailing it in the envelope provided. You must sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as officer of a corporation, guardian, executor, trustee or custodian), you must indicate your name and title or capacity.

If you vote via the internet or by telephone, your vote must be received by 11:59 p.m., Eastern Time, on November 6, 2025.

You may also vote during the Special Meeting via the internet at www.proxyvote.com. At this site, you will be able to vote electronically.

If your shares of common stock are held in a stock brokerage account or by a bank or other holder of record, you are considered the beneficial owner of shares held in “street name.” The street name holder will provide you with instructions that you must follow to have your shares voted. If you hold your shares of common stock in street name and you wish to vote during the Special Meeting, you must obtain a proxy issued in your name from the street name holder.

How many votes do I have?

On each matter to be voted upon, if you are a holder of record of common stock, you have one vote for each share of common stock you own as of the Record Date.

What is a quorum for purposes of conducting the Special Meeting?

Pursuant to NRS 78.390, as amended effective May 30, 2025, by Assembly Bill No. 239, since the Proposal to Increase Authorized Shares relates solely to an increase in the number of authorized shares of common stock, the holders of the common stock, as the class or series affected by the amendment, must approve the proposed amendment. Under our Bylaws, if, on any issue, voting by classes or series is required by the laws of the State of Nevada, at least thirty-three and one-third percent (33 1/3%) of the voting power, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), within each such class or series is necessary to constitute a quorum of each such class or series. As such, the holders of at least thirty-three and one-third percent (33 1/3%) of the voting power of the outstanding common stock present in person by webcast or represented by proxy (regardless of whether the proxy has authority to vote on all matters) will constitute a quorum at the Special Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record of our common stock who are present at the Special Meeting in person by webcast or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Special Meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

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If a quorum is not present or represented at the Special Meeting, the stockholders entitled to vote at the Special Meeting, present in person via attendance at the virtual Special Meeting or by proxy, may adjourn the Special Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares of common stock will be voted “FOR” the Proposal to Increase Authorized Shares (Proposal No. 1) and “FOR” the Adjournment Proposal (Proposal No. 2); and if any other matter is properly presented at the Special Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares of common stock using his best judgment.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares of common stock “FOR” the Proposal to Increase Authorized Shares (Proposal No. 1) and “FOR” the Adjournment Proposal (Proposal No. 2). Unless you provide other instructions on your proxy card, the persons named as proxy holder on the proxy card will vote in accordance with the recommendations of the Board as set forth in this proxy statement.

Who is paying for this proxy solicitation?

We are soliciting this proxy on behalf of our Board and will pay all expenses associated therewith. We have engaged Alliance as the proxy solicitor for the Special Meeting for an approximate fee of $10,500 plus approved out of pocket expenses. Some of our officers and other employees may also, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or other electronic means.

We will also, upon request, reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their reasonable out-of-pocket expenses for forwarding proxy materials to the beneficial owners of the capital stock and to obtain proxies.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alliance Advisors, LLC

The Overlook Corporate Center

150 Clove Rd #400

Little Falls Township, NJ 07424

1-855-206-1311

SLNH@AllianceAdvisors.com

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Soluna Holdings, Inc. stockholder. Why has our household only received one set of proxy materials?

The Securities and Exchange Commission’s (“SEC”) rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a later date;
●	You may send a timely written notice that you are revoking your proxy to the Company at 325 Washington Avenue Extension Albany, New York 12205; or
●	You may attend the Special Meeting and vote online. Simply attending the Special Meeting virtually will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count “For” and “Against” votes, abstentions and broker non-votes. Abstentions and broker non-votes will not be counted as votes cast with respect to any matter.

How many votes are needed to approve each proposal?

For approval of the Proposal to Increase Authorized Shares (Proposal No. 1) and the Adjournment Proposal (Proposal No. 2), the approval of the majority of the votes cast at the Special Meeting in person via attendance at the virtual Special Meeting or by proxy is required.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

●	as necessary to meet applicable legal requirements;
●	to allow for the tabulation and certification of votes; and
●	to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Special Meeting.

Who can help answer my questions?

If you need assistance with voting or have questions regarding the Special Meeting, please contact:

Alliance Advisors, LLC

The Overlook Corporate Center

150 Clove Rd #400

Little Falls Township, NJ 07424

1-855-206-1311

SLNH@AllianceAdvisors.com

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PROPOSAL 1:

APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 75,000,000 SHARES TO 375,000,000 SHARES

As of the date of this proxy statement, we were authorized under our Articles to issue up to a total of 85,000,000 shares of capital stock, comprised of 75,000,000 shares of common stock and 10,000,000 shares of preferred stock, par value $0.001 per share. Our Board believes that it is in the best interests of the Company and our stockholders to amend the Articles to increase the number of authorized shares of common stock. Upon consultation with our management, our Board unanimously approved, and unanimously recommends for stockholder approval, the proposal to approve an amendment to the Articles (the “Amendment”), to increase the number of shares of common stock authorized for issuance thereunder from 75,000,000 shares to 375,000,000 shares, each share of common stock having a par value of $0.001. The Amendment does not affect the number of shares of preferred stock authorized for issuance under the Articles.

The form of the text of the Amendment (which would be filed with the Nevada Secretary of State on its then-prescribed form of Certificate of Amendment) is set forth as Appendix A to this proxy statement (subject to any changes required by applicable law).

As of the Record Date, there were 64,102,101 shares of our common stock outstanding and:

●	2,645 shares of our common stock issuable upon the exercise of options outstanding at a weighted average exercise price of $21.45 per share;

●	199,190 shares of our common stock underlying restricted stock units;

●	1,250,000 shares of our common stock issuable upon conversion of our Series B Convertible Preferred Stock, par value $0.001 per share; and

●	7,722,890 shares of our common stock issuable upon the exercise of outstanding warrants, including pre-funded warrants, at a weighted average exercise price of $2.06 per share.

The additional shares of common stock to be authorized by approval of the Amendment would have rights identical to the currently outstanding shares of common stock. Approval of the Amendment would not affect the rights of the holders of currently outstanding common stock, except, to the extent the additional authorized shares are issued, for effects incidental to increasing the number of shares of common stock outstanding, such as dilution of earnings per share and voting rights of current holders of common stock. If the Amendment is approved, it will become effective upon the filing of the Amendment with the Nevada Secretary of State on its then-prescribed form of Certificate of Amendment (or at a post-filing effective date and time, if any, stated therein, which may not be later than 90 days after such filing).

The description of the Amendment should be read in conjunction with and is qualified in its entirety by reference to the text of the proposed Amendment attached to this proxy statement as Appendix A.

Purpose of the Proposal

The approval of the Amendment is important for our ongoing business. Our Board believes it would be prudent and advisable to have the additional shares available to provide flexibility for the potential use of shares of common stock for business and financial purposes in the future. The Company continues construction and development of its various projects, as further described in our SEC filings. These projects require significant equity investment by the Company, which the Company intends to satisfy with proceeds from capital raising activities (including pursuant to the Standby Equity Purchase Agreement, dated August 12, 2024, between the Company and YA II PN, Ltd. (the “SEPA”) and the At the Market Offering Agreement, dated April 29, 2025, between the Company and H.C. Wainwright & Co., LLC (the “ATM Agreement”)), which may require the Company to issue common or preferred stock, or related derivative securities convertible into common stock. As previously announced, the Company continues to opportunistically explore various financing options for these activities, including negotiating term sheets and letters of intent with various lenders and investors. The Company may be engaged in multiple conversations and negotiations with various financing sources at any point in time, and such discussions may be in varying stages of negotiation at any point in time. No assurance can be given that any of the financing options considered by the Company will be on terms acceptable to the Company or will be completed at all. Nevertheless, the Company desires to be in a position to execute on one or more of these financings. Many of these potential financing alternatives require the Company to issue common or preferred stock, or related derivative securities convertible into common stock. Under the Articles, the Company has limited remaining authorized and unissued shares of common stock at its disposal. The Board determined that additional authorized shares of common stock were necessary to pursue future financing options. The Board’s intention in seeking stockholder approval for Proposal No. 1 is to utilize newly authorized shares of common stock for future financing options, as well as the other uses discussed below.

The Board has determined that no increase in the number of authorized preferred stock is necessary at this time.

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Having an increased number of authorized but unissued shares of common stock would allow us to take prompt action with respect to corporate opportunities that develop. The additional shares could be used for various purposes without further stockholder approval. These purposes may include: (i) as discussed above, raising capital, if we have an appropriate opportunity, through offerings of common stock, or securities that are convertible into common stock; (ii) expanding our business through potential strategic transactions; (iii) establishing strategic relationships with other companies; (iv) exchanges of common stock, or securities that are convertible into common stock for other outstanding securities; (v) providing equity incentives pursuant to our equity incentive plans, or another plan we may adopt in the future, to attract and retain employees, officers or directors; and (vi) other general corporate purposes. We intend to use the additional shares of common stock that will be available to undertake any such issuances described above.

As is the case with the shares of common stock which are currently authorized but unissued, if the Amendment is approved by the holders of our common stock, the Board will only have authority to issue the additional shares of common stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation. Because it is anticipated that our directors and executive officers will be granted additional equity awards under our equity incentive plans, or another plan we adopt in the future, they may be deemed to have an indirect interest in the Amendment, because absent the Amendment, we may not have sufficient authorized shares to grant such awards.

The increase in authorized shares of our common stock will not have any immediate effect on the rights of existing stockholders. However, because our stockholders do not have any preemptive rights, future issuance of shares of common stock, or securities exercisable for or convertible into shares of common stock could have a dilutive effect on our earnings per share, book value per share, and the voting rights of stockholders and could have a negative effect on the price of our common stock.

Disadvantages to an increase in the number of authorized shares of common stock may include:

●	Stockholders may experience further dilution of their ownership.

●	Stockholders will not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock, depending on the circumstances, will have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

●	The additional shares of common stock for which authorization is sought in this proposal would be part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently outstanding.

Additionally, the issuance of authorized but unissued shares of common stock could be used to deter a potential takeover of us that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’s desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price. We have not entered into any plans or agreements that may have material anti-takeover consequences.

We have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of common stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of common stock, preferred stock and warrants, and we will continue to require additional capital in the near future (including pursuant to the SEPA and the ATM Agreement) to fund our projects and operations. As a result, it is foreseeable that we will seek to issue such additional shares of common stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any shares of common stock, or securities convertible into shares of common stock except on terms that the Board deems to be in the interests of us and our stockholders. We are therefore requesting that our stockholders approve this proposal to amend our Articles to increase the number of shares of common stock authorized for issuance thereunder from 75,000,000 shares to 375,000,000 shares.

Required Vote

Pursuant to NRS 78.390, as amended effective May 30, 2025, by Assembly Bill No. 239, since the Proposal to Increase Authorized Shares relates solely to an increase in the number of authorized shares of common stock, the holders of the common stock, as the class or series affected by the amendment, must approve the proposed amendment. In accordance with our Bylaws, Nevada law and the Nasdaq Listing Rules, such approval requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Special Meeting or by proxy. As a result, abstentions and broker non-votes, if any, will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine” as described above, no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THE HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE ARTICLES TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE THEREUNDER FROM 75,000,000 SHARES TO 375,000,000 SHARES.

8

PROPOSAL 2:

APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES

Adjournment of the Special Meeting

In the event that the number of shares of common stock present in person via attendance at the virtual Special Meeting or represented by proxy at the Special Meeting and voting “FOR” the adoption of the Proposal to Increase Authorized Shares is insufficient to adopt such proposal, we may move to adjourn the Special Meeting in order to enable the Board to solicit additional proxies in favor of the adoption of such proposal. In that event, we will ask stockholders to vote upon the Adjournment Proposal. If the adjournment is for more than thirty (30) days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Vote Required and Board Recommendation

If a quorum is present, approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the votes cast in person via attendance at the virtual Special Meeting or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS THE HOLDERS OF COMMON STOCK VOTE “FOR” THE APPROVAL OF AN ADJOURNMENT OF THE SPECIAL MEETING TO SOLICIT ADDITIONAL PROXIES, IF THERE ARE INSUFFICIENT PROXIES AT THE SPECIAL MEETING TO APPROVE THE PROPOSAL TO INCREASE AUTHORIZED SHARES.

9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of September 29, 2025:

●	by each person who is known by us to beneficially own more than 5% of our common stock;
●	by each of our officers and directors; and
●	by all of our officers and directors as a group.

A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power.

Name of Beneficial Owner(2)	Number(2)	Percent of Class(1)
Named Executive Officers
Michael Toporek(3)	2,927,968	4.6%
John Belizaire(4)	1,221,700	1.9%
David C. Michaels(5)	380,182	*	%

Non-Employee Directors
Matthew E. Lipman(6)	292,628	*	%
William P. Phelan(7)	402,332	*	%
Thomas J. Marusak(8)	347,943	*	%
Edward R. Hirshfield(9)	291,544	*	%
William Hazelip(10)	291,484	*	%
John Bottomley(11)	292,084	*	%
All current directors and executive officers as a group (9 persons)	6,447,886	10.1%

Greater than 5% Holders
Generate Strategic Credit Master Fund I-B, L.P.(12)	4,000,000	5.9%

* Less than one percent.

(1)	Based on 64,051,790 shares of common stock outstanding on September 29, 2025, and, with respect to each individual holder, rights to acquire shares of common stock exercisable within 60 days of September 29, 2025.

(2)	Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares of common stock beneficially owned by the stockholder.

(3)	Includes 300 shares of common stock issuable to Mr. Toporek upon exercise of stock options exercisable as of September 29, 2025. Includes 2,926,849 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(4)	Includes 181,294 restricted stock awards representing shares of common stock, which vested 33% during 2024, vested 33% on June 1, 2025 and will vest 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 152,043 restricted stock awards representing shares of common stock, which vested 33% on September 1, 2025, and will vest 33% on September 1, 2026 and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Also includes 153,745 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 309,004 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 416,394 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2026, 33% on September 1, 2027, and 34% on September 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(5)	Includes 600 shares of common stock issuable to Mr. Michaels upon exercise of stock options exercisable within 60 days of September 29, 2025. Includes 339,313 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(6)	Includes 300 shares of common stock issuable to Mr. Lipman upon exercise of stock options exercisable within 60 days of September 29, 2025. Includes 290,124 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(7)	Includes 250 shares of common stock issuable to Mr. Phelan upon exercise of stock options exercisable within 60 days of September 29, 2025. Includes 388,746 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

10

(8)	Includes 125 shares of common stock issuable to Mr. Marusak upon exercise of stock options exercisable within 60 days of September 29, 2025. Includes 50,610 restricted stock awards representing shares of common stock, which vested 33% during 2024, and vested 33% on June 1, 2025, and will vest 34% on June 1, 2026, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 42,568 restricted stock awards representing shares of common stock, which vested 33% on September 1, 2025, and will vest 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 43,044 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 86,512 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Also includes 116,579 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2026, 33% on September 1, 2027, and 34% on September 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(9)	Includes 300 shares of common stock issuable to Mr. Hirshfield upon exercise of stock options exercisable within 60 days of September 29, 2025. Includes 193,418 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company. Includes 14,423 restricted stock awards representing shares of common stock, which vested 33% on June 1, 2025, and will vest 33% on June 1, 2026, and 34% on June 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 12,132 restricted stock awards representing shares of common stock, which vested 33% on September 1, 2025, and will vest 33% on September 1, 2026, and 34% on September 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 12,268 restricted stock awards representing shares of common stock, which will vest 33% on December 1, 2025, 33% on December 1, 2026, and 34% on December 1, 2027, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Includes 24,657 restricted stock awards representing shares of common stock, which will vest 33% on June 1, 2026, 33% on June 1, 2027, and 34% on June 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date. Also includes 33,226 restricted stock awards representing shares of common stock, which will vest 33% on September 1, 2026, 33% on September 1, 2027, and 34% on September 1, 2028, in each case subject to the reporting person remaining in the service of the Company on each such vesting date.

(10)	Includes 290,124 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(11)	Includes 290,124 restricted stock awards representing shares of common stock, which will vest 100% upon the reporting person’s separation from the Company.

(12)	Includes 4,000,000 shares of common stock which may be purchased by exercising warrants of the Company held by Generate Strategic Credit Master Fund I-B, L.P.

To our knowledge, except as noted above, no person or entity is the beneficial owner of more than 5% of the voting power of the company’s stock.

11

PROPOSALS OF STOCKHOLDERS FOR THE 2026 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2026 Annual Meeting of stockholders (the “2026 Annual Meeting”), you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office at the following address: 325 Washington Avenue Extension, Albany, New York 12205, Attention: Secretary, no later than March 23, 2026.

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at the 2026 Annual Meeting without any discussion of the matter in the proxy statement.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2026 Annual Meeting, you must also provide the notice and additional information required by Rule 14a-19 to the following address: 325 Washington Avenue Extension, Albany, New York 12205, Attn.: Secretary, no later than June 19, 2026.

12

OTHER BUSINESS

The Board knows of no business to be brought before the Special Meeting other than as set forth above. If any other matters properly come before the Special Meeting, it is the intention of the person named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors

/s/ Jessica Thomas
Jessica Thomas
Chief Accounting Officer and Secretary

13

APPENDIX A

Form of Amendment

Article 8 of the articles of incorporation is hereby amended to read in its entirety as follows:

The total number of shares of all classes of stock that the Corporation is authorized to issue is 385,000,000 shares, divided into two classes as follows: (i) 375,000,000 shares of common stock, par value $0.001 per share (the “common stock”) and (ii) 10,000,000 shares of preferred stock, par value $0.001 per share (the “preferred stock”).

* * *

A-1

SOLUNA

SOLUNA HOLDINGS, INC.
325 WASHINGTON AVENUE EXTENSION
ALBANY, NY 12205

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on November 6, 2025. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SLNH2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on November 6, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V80369-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SOLUNA HOLDINGS, INC.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement and Form of Proxy Card are available at www.proxyvote.com.

V80370-TBD

SOLUNA HOLDINGS, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF STOCKHOLDERS
NOVEMBER 7, 2025

The stockholder(s) hereby appoint(s) Mr. Michael Toporek, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Soluna Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on November 7, 2025, virtually at www.virtualshareholdermeeting.com/SLNH2025SM, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE